1 September 2007 September 2007 Investing In Investing In Chesapeake Chesapeake Exhibit 99.1

Disclaimer
This presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995.  The accuracy of such statements is subject to a number of risks, uncertainties and assumptions that may cause Chesapeake's actual results to differ materially from those expressed in the forward-looking statements including, but not limited to: the company’s inability to realize the full extent of the expected savings or benefits from the $25-million global cost savings program and to complete such activities in accordance with its planned timetable and within the expected cost range; competitive products and pricing; production costs, particularly for raw materials such as folding carton and plastics materials, and the ability of the company to pass through increases in raw material costs to its customers; fluctuations in demand; possible recessionary trends in U.S. and global economies; government policies and regulations; interest rates;
fluctuations in foreign currency exchange rates; the ability of the company to remain in compliance with its debt covenants; and
other risks that are detailed from time to time in reports filed by the company with the Securities and Exchange Commission.
This presentation speaks only as of the date of this presentation and Chesapeake assumes no obligation to update the presentation.  Users of the presentation are advised to review public disclosure by Chesapeake subsequent to the date of this presentation.
Non-GAAP Financial Measures
The company presents the following measures of results each adjusted to exclude goodwill impairment charges, gains (losses) on the extinguishment of debt, gains (losses) on divestitures, and restructuring expenses, asset impairments and other exit costs as non-GAAP financial measures:  operating income; income (loss) from continuing operations; earnings per share from continuing operations; and cash flows from operating activities.  The company’s management believes these non-GAAP measures provide investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because they exclude gains and losses that management believes are not indicative of the ongoing operating results of the business.  In addition, these non-GAAP measures are used by management to evaluate the operating performance of the company.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating income, income from continuing operations, earnings per share from continuing operations or cash flows from operating activities as determined in accordance with GAAP.  Reconciliation of these non-GAAP measures to operating income, income from continuing operations, earnings per share from continuing operations and cash flows from operating activities are provided in the schedules of this release.

3 Chesapeake’s Objective Build a sustainable competitive advantage through • Rationalizing our costs • Expanding in developing markets • Capitalizing on our outstanding customer base

Chesapeake History & Strategic
Transformation
• Founded in 1918 in West Point, Virginia as a kraft pulp and paper mill and listed on the NYSE since 1944
• Initiated a strategic transformation in the mid-1990s to become a leading global supplier of value-added specialty packaging products
French luxury packaging
business
Color-Box
Consumer Promotions
Chesapeake Packaging
Building Products
Lurgan, Ireland
plastic packaging
operation
1999 2000 2001 2002 2003 2004 2005 2006 1997 1998
Arlington Press
#1 North American supplier of
leaflets to the pharmaceutical
market.
First Carton Group
Supplier of packaging and
cartons to  the spirits,
confectionery, and food
markets.
Field Group PLC
#1 European supplier
to pharmaceutical
market; #1 European
supplier to alcoholic
drinks market
Boxmore Int’l PLC
#2 European supplier to
pharmaceutical market.
Linerboard mill & Timberlands
GP Tissue JV
Chesapeake Display
and Packaging

Chesapeake Today
• Leading supplier of value-added specialty packaging in
chosen markets
– Paperboard
• Pharmaceutical
• Alcoholic Drinks, Confectionery & Tobacco
– Plastics
• Specialty Chemicals
• Irish Dairy
• African Beverage
• Strong reputation for design and innovation
• Growing presence in Eastern Europe and Asia
• Approximately 5,500 employees in 48 locations worldwide
• A company in transition

Chesapeake at a Glance
Pharma Specialty Plastics
• European Pharma Cartons
• North American Leaflets
• European Specialty
Chemicals
• Irish Dairy
• Sub-Saharan Africa Plastic
Bottles
Leading Market
Positions
• Europe
• North America
• Asia
• Europe
• Asia
• Sub-Saharan Africa
Regions
$410 million $155 million
2006
Revenue
Branded
• European Drinks Cartons
• European Confectionery
• Europe
$430 million
Source: Company, Management Estimates and Packaging Focus Ltd. September 2006

Abbott Laboratories

gsk GlaxoSmithKline

AstraZeneca INTERNATIONAL

Schering-Plough

Wyeth

Pfizer

Cadbury

DIAGEO

William Grant & Sons, Inc.

STORCK

Pernod Ricard

Dow AgroSciences

syngenta

Coca-Cola

3M

PEPSI

Chesapeake®

7 Blue-Chip Customer Base Pharmaceuticals Branded Products Specialty Plastics

GLENMORANGIE
HIGHLAND PARK
18 YEARS
TOBERMORY
BENDICKS
Gorgeous
YORKSHIRE CRISPS
Beechams
ALL IN ONE
PROTIUM 20mg TABLETS
NUROFEN
Destinations
SMARTIES
Dolo-Dobendan
SOLVIFLU
CRESTOR
40 mg
Tablets

Chesapeake®

8 Paperboard Products

9 Specialty Plastics Products

10 Global Manufacturing Capabilities United States South Africa & Mauritius China Pharmaceuticals and Healthcare Branded Products Specialty Plastic Packaging Europe

Paper-Based Packaging in
Western Europe
Leading Western European Carton Converters
($mm sales)
Source:  Packaging Focus 2006
0 200 400 600 800
Graphic Packaging
Edelmann Gruppe
Amcor Rentsch
A&R Carton
Van Genechten
Nampak
MeadWestvaco
Chesapeake
Mayr-Melnhof

Talking Tablets
Extra Plus
Talking Tablets
FIELD BOXMORE

Chesapeake®

Europ P3
Alliance
3%
Copapharm
Alliance
10%
Pharmapact
Alliance
16%
Chesapeake
17%
Others
54%
A Leading Supplier to the Global
Pharmaceutical Industry
• Leading full-service supplier of printed materials in
Europe
significant trading positions with 9 of the top 10
global pharmaceutical companies
• Leading North American supplier of leaflets to the
pharmaceuticals market through the acquisition of
Arlington Press in 2005
• Defensible market position due to rigorous
technical, process and quality specifications
A leading paper-based packaging supplier to the European pharmaceutical market
W. European Market—Labels, Leaflets, and Cartons:  $2 billion
Source:  Company Estimates

13 Business Overview

Pharmaceutical &
Healthcare Market
Key Demand Drivers:
• Increasing use of lifestyle
drugs
• Aging population
• Increasing OTC drug sales
• Information disclosure
requirements
• Anti-counterfeiting
legislation and requirements
Customer Requirements/Needs:
• Comprehensive design services
• Special packaging features
• Reduced delivery times
• Flexibility in order size
• Broader geographic coverage
• Rigorous process and quality
standards
• Text integrity

CRESTOR
rosuvastatin
20 mg
Clearasil
Outsert
Nicotinell

Chesapeake®

Pharmaceutical Products
• 26 Facilities across 11 countries
• Carton, Label, and Leaflet production
capabilities for:
Prescription medicines (ethical and generic)
Over-the-counter medicines
Healthcare products such as vitamins and
contact lens solutions
Medical devices
Quasi-medicinal products such as cold cures
Toiletries
• Supply chain solutions
Vendor managed inventory
Web-based tools

Branded Products
Market
Customer Requirements/Needs:
• Brand positioning/differentiation
in discerning global markets
• Multi-substrate capabilities
• Consistent image/anti-
counterfeiting
• Exceptional print/finishing
techniques
• Large scale international product
launches/re-launches/range-
extensions
Key Demand Drivers:
• Increased consumer
marketing focus on
promotional packaging
• Greater demand for anti-
counterfeiting as more
products are shipped to
developing countries

Branded Products
• 14 Locations—U.K., Germany,
Spain
• Carton, Label and Film
production capabilities for:
– Alcoholic beverage boxes
(paper-based or composite)
– Tobacco packaging
– Confectionery
– Multi-substrate designs
• Dedicated design center in
Bradford, U.K.
• Technology to produce unique,
shaped products

Specialty Plastics Market
Customer Requirements/Needs:
• Lighter weight containers for
agrochemicals and other specialty
chemicals with superior barrier
characteristics
• Innovative designs for plastic
beverage bottles
• Beverage containers to allow
extended shelf-life in developing
countries
Key Demand Drivers:
• Increased soft drink and
mineral water consumption
• Barrier containers for
agrochemicals and other
specialty chemicals
• Substitution of plastic for glass
bottles and aluminum cans

Specialty Plastics Products
• 8 Facilities across 7 countries
• Design and manufacture of
HDPE bottles, closures &
containers and PET bottles,
closures, containers & preforms
for:
– Agrochemical and other
specialty chemicals
– Food and beverages
• Proprietary in-line flourinated
barrier technology to provide
protection from corrosive fluids
• Multi-layer technology to extend
shelf-life of carbonated
beverages

Chesapeake’s Strategy
•
Leverage existing end-markets success to expand global network and increase market share
- Pharmaceutical
- Specialty chemicals
- Emerging market PET
- Alcoholic drinks
Expand
Presence in
Global
Markets
• Expand pharmaceutical and healthcare business geographically
— Eastern Europe, Asia and North America
• Further penetration of pharmaceutical market with additional leaflet and label capacity
Continued
Growth in
Pharma
Market

Growth Initiatives
The Company is seeking to develop business in new and emerging markets and will capitalize on its ability to deliver products with consistent quality across continents
Asia-Pacific
• New pharmaceutical packaging plant near Shanghai, China
complete – start-up late 2007
• Unique provider of high-quality packaging and anti-
counterfeiting technology in Asia
• Planning new carton facility in Eastern Europe for pharma and branded products – start-up 2008
• Plastics JV in Hungary with Chemark – start-up late 2007
Central &  Eastern
Europe
• Multi-layer preform technology for sub-Saharan African
customers to maximize their product shelf life
Africa
• Acquisition of Arlington Press in September 2005
• Expanding cartons capabilities at Lexington, N.C. facility
United States

Chesapeake’s Strategy
Chesapeake became the leading North American supplier of leaflets to the pharmaceuticals market through the acquisition of Arlington Press in 2005
Several similar opportunities aimed at reinforcing Chesapeake’s presence in the most attractive end-use markets are under consideration
Strategic
Acquisitions
$25 million cost savings program with targeted completion by year-end 2007
Company-wide implementation of Operational Excellence
Implementation of common enterprise system and uniform administrative procedures
Create a
Manufacturing
Cost Advantage
Dedicated teams to address changing market dynamics and provide innovative packaging solutions
– anticounterfeiting
– Braille
– knowledge of innovative substrates
Multi-layer PET preform technology for sub-Saharan African customers to maximize their products’ shelf life
Supply Chain Solutions
Design Leadership
Key Account Structure
Product  &
Service
Innovation

23 Historical Financial Summary

Key Financial Highlights
•
CSK financial performance from 2002 - 2004
– Reported revenue, gross profit and Adjusted EBITDA increased annually
– Cash flow from operations increased at a 35% CAGR
– Debt was reduced by $ 62.5 million
•
Financial performance has declined in 2005 and 2006
– The decline in profitability is primarily related to:
• oversupply in Western Europe resulting in increased price competition
• increased pension expense and energy costs
– Volatile resin price environment
– CSK implemented a cost reduction initiative, as well as other initiatives to improve financial performance
•
#1 priority is to increase cash flow and profitability

#1 Focus is to Increase Cash
Flow & Profitability
Cost Savings Program - $25 million
Organic Growth - Worldwide
pharmaceutical packaging demand
expected to grow 5% per year to 2009,
CSK position with top 20 Pharmaceutical
customers
Strategic Initiatives - Arlington Press,
South Africa, China, Hungary
Increased
Cash Flow
& Profitability
Proactive Management of
Pension Obligations
Loss of British American Tobacco
Volume
Significant Price Competition

Reported Historical Financial
Summary
Adjusted EBITDA is a non-GAAP measure and is defined as income from continuing operations before interest, income taxes, depreciation, amortization and gains (losses) on divestitures and on sales of non-strategic land, restructuring expenses, asset impairments and other exit costs.
Reconciliation of this measure to Operating Income is presented herein.
($ in Millions, except per share)
2002 2003 2004 2005 2006
Total Net Sales 755.6 $      850.4 $      997.9 $      1,009.2 $   995.4 $
  % Growth n/a 12.5% 17.3% 1.1% -1.4%
Adjusted EBITDA 107.6          110.3          111.5          106.0          101.3
  % Margin 14.2% 13.0% 11.2% 10.5% 10.2%
Adjusted Operating Income 60.6            57.5            52.0            47.7            44.9
  % Margin 8.0% 6.8% 5.2% 4.7% 4.5%
Adjusted E.P.S. 1.03            1.08            0.91            0.88            0.36
Cash flow from Operations 51.1            80.0            93.1            44.6            21.7
Capital Expenditures 51.2            52.4            35.5            38.3            35.8
Total Debt 491.4          486.9          428.9          432.9          467.8
Shareholders' Equity 476.6          570.1          712.2          295.3          233.7
Total Debt to Adjusted EBITDA 4.57x 4.41x 3.85x 4.08x 4.62x
Interest Coverage 2.45x 2.65x 3.04x 3.23x 2.55x
Fiscal Year End

Paperboard Segment
Revenue Adjusted EBITDA
Adjusted EBITDA is a non-GAAP measure and is defined as income from continuing operations before interest, income taxes, depreciation, amortization and gains (losses) on divestitures and on sales of non-strategic land, restructuring expenses, asset impairments and other exit costs.  Reconciliation of this measure to operating income is presented herein.
$0.0
$40.0
$80.0
$120.0
2003 2004 2005 2006
Based on 2003 exchange rates FX Impact
$718.2
$830.9 $827.4
$840.4
$103.6
$101.6
$98.2
$91.3
($ in Millions)
$0.0
$250.0
$500.0
$750.0
$1,000.0
2003 2004 2005 2006
Based on 2003 exchange rates FX Impact

Plastics Segment
Revenue Adjusted EBITDA
Adjusted EBITDA is a non-GAAP measure and is defined as income from continuing operations before interest, income taxes, depreciation, amortization and gains (losses) on divestitures and on sales of non-
strategic land, restructuring expenses, asset impairments and other exit costs.  Reconciliation of this measure to operating income is presented herein.
$0.0
$50.0
$100.0
$150.0
$200.0
2003 2004 2005 2006
Based on 2003 exchange rates FX Impact
$0.0
$10.0
$20.0
$30.0
2003 2004 2005 2006
Based on 2003 exchange rates FX Impact
$24.6
$25.7 $26.0
$22.6
$155.0
$181.8
$167.0
$132.2
($ in Millions)

Normalized Performance
Normalized Adjusted EBITDA is a non-GAAP measure and is defined as Adjusted EBITDA further adjusted by the effects of changes in foreign currency rates and increases in pension expense since 2003.  Reconciliation of this measure to operating income is presented herein.
($ in Millions)
2003 2004 2005 2006
Adjusted EBITDA 110.3 $   111.5 $   106.0 $   101.3 $
  Foreign exchange impact (12.8) (12.2) (11.3)
  Pension increase over 2003 4.2 9.2 16.0
Normalized Adjusted EBITDA 110.3 $   102.9 $   103.0 $   106.0 $
Fiscal Years Ended

2007 Half Year
Financial Update
• Adjusted operating income up $3.2 million versus first half
2006
• Continue to believe 2007 operating income will show
improvement over last year, despite significant reduction in
British American Tobacco packaging volumes
• Cost savings program expected to exceed goal of $25 million
• Qualified US pension plans 100% funded, UK plans at least
90% funded in 2007
• In May 2007, CSK Board of Directors suspended payment of
quarterly cash dividend in light of cash required for strategic repositioning and cost structure improvements

31 $25-Million Cost Savings Program

Cost Savings Program
• $25-million annual cost savings initiative announced Q4 2005
– Two year implementation period: 2006 - 2007
– Estimated cost of $30 - $40 million pre-tax
• Sale or closure of underperforming / underutilized assets
• General workforce reduction
• Process improvement and overhead reduction
• CSK’s management incentive program is linked to the
success of the cost savings initiative / earnings improvement

Cost Savings Program
Significant accomplishments through June 2007
• Initiatives implemented as of March 2007 expected to achieve
$25m in annualized savings
• Completed 3 plant closures
• Sold 2 underperforming businesses
• Total workforce reduction 600+ (10%)
• Cash cost of $26m offset by asset sale proceeds of $27m
Potential for additional annualized cost savings benefits through additional facility rationalizations and further workforce/overhead reduction programs

Proactive Management of
Pension Obligations
• Proactive management of obligations
– US Plan benefits frozen 12/05, UK Plan closed to new entrants 12/05
– Reduced UK benefits level for new entrants in 2004
– Increased UK employer and employee contribution rates in 2004
• Rising discount rates reduce future expense and funding
estimates
– 25 bps change impacts pension obligation by $26 million
• Incremental funding in 2004-2006 totaling $35 million improved plan deficit funding levels
Summary of Retirement Benefit (DB, DC and Retiree Medical) Funding and Expense
($ in Millions)
2003 2004 2005 2006
Expense $7 $12 $18 $25
Funding $19 $21 $28 $32

35 0 30 60 90 120 150 2003 2004 2005 2006 Pension & OPEB Net Funded Status ($ in millions) $ All qualified pension plans expected to exceed 90% funding in 2007.

#1 Focus is to Increase Cash
Flow & Profitability
Cost Savings Program - $25 million
Organic Growth - Worldwide
pharmaceutical packaging demand
expected to grow 5% per year to 2009,
CSK position with top 20 Pharmaceutical
customers
Strategic Initiatives - Arlington Press,
South Africa, China, Hungary
Increased
Cash Flow
& Profitability
Proactive Management of
Pension Obligations
Loss of British American Tobacco
Volume
Significant Price Competition

37 Appendix

Financial Reconciliations
Reconciliation of Adjusted EBITDA and Adjusted Operating Income to Operating Income
($ in Millions)
December 29, December 28, January 2, January 1, December 31,
2002 2003 2005 2006 2006
Sales from continuing operations:
Paperboard Packaging $651.9 $718.2 $830.9 $827.4 $840.4
Plastic Packaging 103.7 132.2 167.0 181.8 155.0
$755.6 $850.4 $997.9 $1,009.2 $995.4
Adjusted EBITDA
Paperboard Packaging $101.9 $103.6 $101.6 $98.2 $91.3
Plastic Packaging 17.1 22.6 26.0 24.6 25.7
Corporate Overhead (11.4) (15.9) (16.1) (16.8) (15.7)
$107.6 $110.3 $111.5 $106.0 $101.3
Depreciation and amortization:
Paperboard Packaging ($37.7) ($42.1) ($48.9) ($48.4) ($48.4)
Plastic Packaging (8.6) (10.2) (10.3) (9.6) (7.8)
Corporate Overhead (0.7) (0.5) (0.3) (0.3) (0.2)
($47.0) ($52.8) ($59.5) ($58.3) ($56.4)
Adjusted Operating Income:
Paperboard Packaging $64.2 $61.5 $52.7 $49.8 $42.9
Plastic Packaging 8.5 12.4 15.7 15.0 17.9
Corporate Overhead (12.1) (16.4) (16.4) (17.1) (15.9)
$60.6 $57.5 $52.0 $47.7 $44.9
Goodwill impairment charge - - (312.0) (14.3)
Restructuring charges, asset impairments
and other exit costs (2.6) - - (10.7) (33.4)
Gain (loss) on divestitures & sale of
non-strategic land 11.2 6.9 (2.8) 3.1
Operating Income (loss) $58.0 $68.7 $58.9 ($277.8) $0.3
Year-Ended

Financial Reconciliations
Reconciliation of Adjusted EPS to Diluted EPS from Continuing Operations
December 29, December 28, January 2, January 1, December 31,
2002 2003 2005 2006 2006
Adjusted EPS 1.03 $        1.08 $        0.91 $             0.88 $             0.36 $
Goodwill impairment charge (16.07) (0.74)
Restructuring charges, asset impairments &
other exit costs (0.12) (0.45) (1.41)
Gain (loss) on divestitures & sale of
non-strategic land 0.51 0.30 (0.14) 0.15
Loss on debt extinguishment (0.33) (0.03) (0.03)
Diluted EPS from Continuing Operations 0.91 $        1.59 $        0.88 $             (15.81) $           (1.67) $
Year-Ended

40 September 2007 September 2007 Investing In Investing In Chesapeake Chesapeake